Exhibit 99.1
2005 Financial Information 2nd Quarter
Table of Contents

Earnings Release	Page 2

Consolidated Financial Highlights	Page 7

Consolidated Balance Sheets	Page 8

Average Consolidated Balance Sheets	Page 9

Average Consolidated Balance Sheets	Page 10
(Fully-tax Equivalent Interest Rates and Interest Differential)

Consolidated Statements of Income and Comprehensive Income	Page 11

Consolidated Statements of Income and Comprehensive Income	Page 12
(Linked Quarters)

Asset Quality Information	Page 13

Non Interest Income and Non Interest Expense Detail	Page 14

Allowance for Loan Losses – Net Charge-off Detail	Page 15

FirstMerit Corporation
III Cascade Plaza
Akron, Ohio 44308

Investor Relations:
Tom O’Malley
p. 330-384-7109

FOR RELEASE:	IMMEDIATE

CONTACT:	Analysts: Tom O’Malley	Media: Jacque Sir Louis
	(330) 384-7109	(330) 849-8877
Second Quarter Highlights
•	Diluted earnings per share of $0.43

•	Net income of $36.1 million

•	Return on average common equity of 15.07%

•	Return on average assets of 1.40%
FirstMerit Reports 19 Percent Increase in
Second Quarter 2005 Earnings Per Share
AKRON, Ohio, — July 21, 2005 — FirstMerit Corporation (Nasdaq: FMER) today announced second quarter 2005 net income of $36.1 million, or $0.43 per diluted share, up from $31.0 million, or $0.36 per diluted share, for the second quarter of 2004. Annualized returns on average common equity (“ROE”) and average assets (“ROA”) for the quarter were 15.07% and 1.40%, respectively, compared with 12.71% and 1.19% for the second quarter of 2004.
For the first six months of 2005, the Company reported net income of $66.2 million, or $0.79 per diluted share, up from $43.7 million, or $0.51 per diluted share, for the first six months of 2004. ROE and ROA were 13.77% and 1.30%, respectively, compared with 8.87% and 0.84% for the prior-year period.
“Sequential growth in our average loan portfolio continued in the second quarter at an improved pace,” said John R. Cochran, chairman and CEO. “Our strong team of bankers and their aggressive marketing efforts helped us uncover strong credit opportunities in our footprint. Funding demands from our commercial customers are rising and the retail loan book also supported this quarter’s overall growth driven by our customer’s increased use of FirstMerit’s home equity product offerings.”
Mr. Cochran added, “FirstMerit had good revenue generation this quarter. Fee income was the primary driver, producing solid returns on ongoing initiatives we have in place to enhance profitability. Our revenue increases off of the previous quarter and from one year ago show we are progressing on our long term goals of 6%-8% revenue growth.

“This quarter’s results also show further progress with respect to efficiency. Our efficiency ratio was better than in recent periods, but we know there is room for even more improvement. We will look to capitalize on every opportunity to maintain discipline on our expense base as we grow the franchise with the objective of returning to efficiency levels closer to 50%.”
Total revenue, defined as net interest income on a fully-tax equivalent (“FTE”) basis plus non-interest income net of securities transactions, was $138.6 million for the second quarter of 2005, compared with $132.1 million in the prior-year quarter. FTE net interest income increased 0.74% year-over-year, to $88.4 million. The impact of an 8 basis point increase in the net interest margin to 3.74% offset a 1.75% decline in average earning assets to $9.5 billion. While the investment portfolio declined as a result of the Company’s strategy of de-leveraging the balance sheet to manage its interest rate risk position, the yield on the investment portfolio has improved since the second quarter of 2004. Average loans increased 0.92%, to $6.6 billion, with growth tempered by the sale of problem commercial assets in June of 2004. While the disposal of criticized assets restrained the Company’s growth somewhat over the past twelve months, the overall risk profile of the balance sheet was strengthened.
Non-interest income for the second quarter of 2005 totaled $50.1 million, compared with $45.7 million for the second quarter of 2004. Excluding securities gains (losses), non-interest income was $50.1 million in the second quarter of 2005 and $44.3 million in the same period last year. The overall increase in non interest income reflects increased deposit and bankcard fees resulting from the Company’s strategies to generate higher fee income from these business lines and the favorable settlement of certain contractual obligations.
Non-interest expense totaled $79.4 million for the second quarter of 2005, compared with $77.5 million for the second quarter of 2004, an increase of 2.40%. Advertising and promotion expense increased $1.6 million, compared with the second quarter of 2004 and salary and benefits expense increased $2.2 million, or 5.65%. The efficiency ratio for the quarter was 57.14%, compared with 58.53% for the year ago quarter. The Company’s recent investments in personnel and marketing contributed to improved operating performance for the quarter.
As of June 30, 2005, nonperforming assets were $54.0 million, or 0.82% of period-end loans plus other real estate, compared with $46.7 million, or 0.71%, as of March 31, 2005, and $48.8 million or 0.75%, as of June 30, 2004. Net charge-offs for the second quarter of 2005 were $10.3 million, compared with $14.2 million for the second quarter of 2004, a decline of $3.9 million, or 27.53%. Compared with the previous quarter, net charge-offs decreased $1.5 million, or 12.86%. Annualized net charge-offs to average loans in the second quarter of 2005 improved to 0.62%, compared with 0.74% for the prior quarter and 0.87% for the second quarter of 2004.
The Company recorded $6.0 million of loan loss provision in the second quarter of 2005, compared with $14.9 million in the second quarter of 2004. In the first quarter of 2005, the loan loss provision was $11.6 million. The reduced loan loss provision was primarily the result of significant improvement in the Company’s level of criticized commercial loans in the second quarter of 2005. This reduction in criticized loans reflects continued strengthening of the overall quality of the loan portfolio and factored into the allowance for loan loss methodology for the period. The allowance for credit losses at June 30, 2005 was 1.49% of period-end loans, compared with 1.59% on March 31, 2005 and 1.65% on June 30, 2004.
Assets at June 30, 2005 totaled $10.3 billion, down 0.67% from June 30, 2004. Period-end loan growth of $91.0 million, or 1.40%, was driven by commercial loans and home equity loans increasing 2.98% and 14.08%, respectively, to mitigate a 4.05% decline in installment loans and an anticipated 32.52% decline in the leasing portfolio. Investment securities and federal funds sold decreased $144.8 million, or 4.87%, over the same time period, funding the growth of other earning assets.
Deposits totaled $7.2 billion at June 30, 2005, down 3.09% from June 30, 2004. Time deposits declined $150.7 million, or 5.58%, significantly impacted by the maturing of high-cost brokered CD’s. The Company increased its core deposit concentration to 64.47% of deposits at June 30, 2005, compared with 63.53% at June 30, 2004.
Shareholders’ equity was $976.0 million on June 30, 2005. The Company’s capital position remains strong as tangible equity to assets was 8.19%, compared with 7.94% on June 30, 2004. The common dividend paid during the quarter was $0.27 per share, a $0.01 increase from the prior-year quarter. During the second quarter of 2005 the Company repurchased 145,143 common shares. Period-end common shares outstanding totaled 83.5 million.

Second Quarter 2005 Highlights
Robert M. Leggett to Chief Investment Officer for FirstMerit Wealth Management Services. Mr. Leggett is responsible for the strategic planning and investment results of FirstMerit’s $2.4 billion in client investments, and fills a key position in FirstMerit’s Wealth team. Mr. Leggett brings more than 20 years of experience in leading investment management teams.
The Board of Directors of FirstMerit Corporation (Nasdaq: FMER) declared a quarterly cash dividend of $0.27 per share on the Corporation’s Common Stock.
FirstMerit Investment Securities, Inc. formed a strategic alliance with INVEST Financial Corporation to manage its brokerage-dealer operations effective July 1, 2005. Customers will have access to more services and a wider array of products. INVEST is a 20- year leader in securities products for financial institutions. Partnering with a third-party to manage certain operations will bring advanced technology, more investment alternatives and a greater efficiency.
Conference Call Information
FirstMerit’s senior management will host an earnings conference call on July 21, 2005, at 2:00 p.m. Eastern time to provide an overview of second quarter results and highlights. To participate in the conference call, please dial (800) 322-0079 ten minutes before start time. A replay of the conference call will be available at approximately 4:30 p.m., on July 21, 2005 through August 5, 2005, by dialing (877) 519-4471, reservation number 6277056.
The second quarter earnings release will be available at approximately 7:30 a.m. on the Internet at http://www.firstmerit.com under the Investor Relations portion of the Web site. Any material non-public information that might be disclosed during the conference call will be posted on the Web site immediately after the conference call ends.
FirstMerit Corporation is a diversified financial services company headquartered in Akron, Ohio, with assets of $10.3 billion as of June 30, 2005, and 161 banking offices in 24 Ohio and Western Pennsylvania counties. FirstMerit provides a complete range of banking and other financial services to consumers and businesses through its wholly-owned subsidiaries which include: FirstMerit Bank, N.A., FirstMerit Mortgage Corporation, FirstMerit Title Agency, Ltd., FirstMerit Credit Life Insurance Company, and FirstMerit Community Development Corporation.

Forward-Looking Statement
This release contains forward-looking statements relating to present or future trends or factors affecting the banking industry, and specifically the financial condition and results of operations, including without limitation, statements relating to the earnings outlook of the Company, as well as its operations, markets and products. Actual results could differ materially from those indicated. Among the important factors that could cause results to differ materially are interest rate changes, softening in the economy, which could materially impact credit quality trends and the ability to generate loans, changes in the mix of the Company’s business, competitive pressures, changes in accounting, tax or regulatory practices or requirements and those risk factors detailed in the Company’s periodic reports and registration statements filed with the Securities and Exchange Commission. The Company undertakes no obligation to release revisions to these forward- looking statements or reflect events or circumstances after the date of this release.

FIRSTMERIT CORPORATION AND SUBSIDIARIES Consolidated Financial Highlights

(Unaudited)	Quarters
(Dollars in thousands)
	2005	2005	2004	2004	2004
EARNINGS	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr

Net interest income FTE (a)	$88,432	86,685	87,993	88,051	87,782
Provision for loan losses	5,972	11,614	9,358	9,325	14,850
Other income	50,095	44,939	39,402	44,078	45,719
Other expenses	79,397	75,911	80,279	77,250	77,536
FTE adjustment (a)	655	675	669	679	675
Net income	36,145	30,088	28,369	31,111	31,028
Diluted EPS	0.43	0.36	0.33	0.37	0.36

PERFORMANCE RATIOS
Return on average assets (ROA)	1.40%	1.19%	1.12%	1.21%	1.19%
Return on average common equity (ROE)	15.07%	12.48%	11.49%	12.78%	12.71%
Net interest margin FTE (a)	3.74%	3.73%	3.76%	3.71%	3.66%
Efficiency ratio	57.14%	58.33%	60.69%	58.31%	58.53%
Number of full-time equivalent employees	3,078	3,081	3,158	3,232	3,267

MARKET DATA
Book value/common share	$11.69	11.32	11.66	11.62	11.28
Period-end common share mkt value	26.11	26.76	28.49	26.31	26.37
Market as a % of book	223%	236%	244%	226%	234%
Cash dividends/common share	$0.27	0.27	0.27	0.27	0.26
Common stock dividend payout ratio	62.79%	75.00%	81.82%	72.97%	72.22%
Average basic common shares	83,603	84,097	84,286	84,544	84,809
Average diluted common shares	83,890	84,497	84,777	84,962	85,149
Period end common shares	83,522	83,612	84,191	84,302	84,829
Common shares repurchased	145,143	816,208	197,235	562,538	—
Common stock market capitalization	$2,180,759	2,237,457	2,398,602	2,217,986	2,236,941

ASSET QUALITY
Gross charge-offs	$15,422	16,740	17,873	16,119	21,341
Net charge-offs	10,278	11,795	12,553	10,403	14,183
Allowance for loan losses (b)	92,808	97,115	97,296	100,491	101,569
Reserve for unfunded lending commitments (b)	5,785	6,479	5,774	5,619	5,992
Nonperforming assets (NPAs)	53,985	46,703	45,891	47,789	48,819
Net charge-off/average loans ratio	0.62%	0.74%	0.78%	0.64%	0.87%
Allowance for loan losses/period-end loans	1.40%	1.49%	1.51%	1.56%	1.56%
Allowance for credit losses/period-end loans (c)	1.49%	1.59%	1.60%	1.64%	1.65%
NPAs/loans and other real estate	0.82%	0.71%	0.71%	0.74%	0.75%
Allowance for loan losses/nonperforming loans	208.74%	235.71%	240.14%	240.03%	247.10%
Allowance for credit losses/nonperforming loans	221.76%	251.44%	254.39%	253.45%	261.67%

CAPITAL & LIQUIDITY
Period-end tangible equity to assets	8.19%	7.93%	8.39%	8.34%	7.94%
Average equity to assets	9.32%	9.56%	9.70%	9.43%	9.38%
Average equity to loans	14.58%	15.06%	15.26%	14.96%	15.02%
Average loans to deposits	90.16%	88.27%	86.69%	86.79%	87.95%

AVERAGE BALANCES
Assets (b)	$10,329,167	10,226,765	10,120,109	10,268,456	10,471,960
Deposits	7,321,860	7,354,689	7,421,815	7,459,927	7,437,054
Loans	6,601,204	6,492,044	6,434,115	6,474,512	6,540,974
Earning assets	9,489,431	9,421,693	9,314,744	9,441,368	9,658,873
Shareholders’ equity	962,239	977,888	982,147	968,697	982,195

ENDING BALANCES
Assets (b)	$10,314,268	10,274,154	10,122,627	10,164,098	10,378,155
Deposits	7,173,857	7,324,551	7,365,447	7,377,108	7,402,800
Loans	6,611,011	6,530,546	6,433,083	6,461,741	6,520,001
Goodwill	139,245	139,245	139,245	139,245	139,245
Intangible assets	4,200	4,424	4,647	4,869	5,091
Earning assets	9,492,583	9,453,738	9,343,491	9,377,760	9,552,721
Total shareholders’ equity	976,016	946,731	981,257	979,640	957,095

NOTES:

(a)	- Net interest income on a fully tax-equivalent (“FTE”) basis restates interest on tax-exempt securities and loans as if such interest were subject to federal income tax at the statutory rate. Net interest income on an FTE basis is not an accounting principle generally accepted in the United States of America.

(b)	- As of December 31, 2004, the reserve for unfunded lending commitments has been reclassified from the allowance for loan losses to other liabilities. Amounts presented prior to December 31, 2004, have been reclassified to conform to the current presentation.

(c)	- The allowance for credit losses is the sum of the allowance for loan losses and the reserve for unfunded lending commitments.

FIRSTMERIT CORPORATION AND SUBSIDIARIES CONSOLIDATED BALANCE SHEETS

(In thousands)
(Unaudited, except December 31, 2004, which is derived from the	June 30,	December 31,	June 30,
audited financial statements)	2005	2004	2004
ASSETS
Cash and due from banks	$201,240	169,052	216,258
Investment securities (at fair value) and federal funds sold	2,829,017	2,862,015	2,973,858
Loans held for sale	52,555	48,393	58,862
Loans:
Commercial loans	3,423,384	3,285,012	3,324,335
Mortgage loans	634,777	639,715	627,633
Installment loans	1,601,022	1,598,588	1,668,679
Home equity loans	737,207	676,230	646,197
Credit card loans	138,335	145,042	140,110
Leases	76,286	88,496	113,047

Total loans	6,611,011	6,433,083	6,520,001
Less allowance for loan losses (a)	(92,808)	(97,296)	(101,569)

Net loans	6,518,203	6,335,787	6,418,432
Premises and equipment, net	118,038	121,198	121,373
Goodwill	139,245	139,245	139,245
Intangible assets	4,200	4,647	5,091
Accrued interest receivable and other assets	451,770	442,290	451,028

Total assets	$10,314,268	10,122,627	10,384,147

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits:
Demand-non-interest bearing	$1,439,800	1,470,543	1,400,715
Demand-interest bearing	834,315	841,595	804,355
Savings and money market accounts	2,350,829	2,384,510	2,498,152
Certificates and other time deposits	2,548,913	2,668,799	2,699,578

Total deposits	7,173,857	7,365,447	7,402,800

Securities sold under agreements to repurchase	1,699,337	1,336,471	1,573,492
Wholesale borrowings	333,627	300,220	320,367
Accrued taxes, expenses, and other liabilities (a)	131,431	139,232	130,393

Total liabilities	9,338,252	9,141,370	9,427,052

Commitments and contingencies

Shareholders’ equity:
Preferred stock, without par value: authorized and unissued 7,000,000 shares	—	—	—
Preferred stock, Series A, without par value: designated 800,000 shares; none outstanding	—	—	—
Convertible preferred stock, Series B, without par value: designated 220,000 shares; none outstanding	—	—	—
Common stock, without par value: authorized 300,000,000 shares; issued 92,026,350 at June 30, 2005, December 31, 2004 and June 30, 2004	127,937	127,937	127,937
Capital surplus	108,736	110,513	110,415
Accumulated other comprehensive (loss) income	(19,651)	(14,208)	(41,601)
Retained earnings	977,052	956,802	943,021
Treasury stock, at cost, 8,504,487, 7,835,399 and 7,197,488 shares at June 30, 2005, December 31, 2004 and June 30, 2004, respectively	(218,058)	(199,787)	(182,677)

Total shareholders’ equity	976,016	981,257	957,095

Total liabilities and shareholders’ equity	$10,314,268	10,122,627	10,384,147

(a)	As of December 31, 2004, the reserve for unfunded lending commitments has been reclassified from the allowance for loan losses to other liabilities. Amounts presented prior to December 31, 2004 have been reclassifed to conform to the current presentation.
The accompanying notes are an integral part of the consolidated financial statements.

FIRSTMERIT CORPORATION AND SUBSIDIARIES AVERAGE CONSOLIDATED BALANCE SHEETS

		Quarterly Periods
(Unaudited)
(Dollars in thousands)	June 30,	March 31,	Dec 31,	Sept 30,	June 30,
	2005	2005	2004	2004	2004
ASSETS
Cash and due from banks	$197,548	190,740	198,077	219,025	226,637
Investment securities/fed funds sold	2,833,818	2,876,415	2,831,253	2,913,395	3,054,655
Loans held for sale	54,409	53,234	49,376	53,461	63,244
Loans:
Commercial loans	3,434,946	3,346,425	3,272,545	3,286,775	3,368,633
Mortgage loans	641,865	646,528	642,569	637,796	628,381
Installment loans	1,601,775	1,598,953	1,612,132	1,646,826	1,640,665
Home equity loans	704,054	674,913	670,366	654,882	642,369
Credit card loans	137,919	141,440	141,953	141,751	141,460
Leases	80,645	83,785	94,550	106,482	119,466

Total loans	6,601,204	6,492,044	6,434,115	6,474,512	6,540,974
Less allowance for loan losses (a)	96,342	96,438	99,675	101,119	112,120

Net loans	6,504,862	6,395,606	6,334,440	6,373,393	6,428,854

Total earning assets	9,489,431	9,421,693	9,314,744	9,441,368	9,658,873

Premises and equipment, net	118,392	119,916	121,147	121,672	120,798
Accrued interest receivable and other assets	620,138	590,854	585,816	587,510	577,772

TOTAL ASSETS	$10,329,167	10,226,765	10,120,109	10,268,456	10,471,960

LIABILITIES
Deposits:
Demand-non-interest bearing	$1,470,673	1,447,226	1,462,830	1,396,593	1,402,273
Demand-interest bearing	834,708	820,974	829,650	809,707	814,718
Savings and money market accounts	2,370,280	2,392,023	2,423,790	2,495,659	2,492,318
Certificates and other time deposits	2,646,199	2,694,466	2,705,545	2,757,968	2,727,745

Total deposits	7,321,860	7,354,689	7,421,815	7,459,927	7,437,054

Securities sold under agreements to repurchase	1,385,644	1,326,242	1,262,156	1,394,398	1,589,014
Wholesale borrowings	498,088	412,149	300,550	300,477	320,222

Total funds	9,205,592	9,093,080	8,984,521	9,154,802	9,346,290
Accrued taxes, expenses and other liabilities (a)	161,336	155,797	153,441	144,957	143,475

Total liabilities	9,366,928	9,248,877	9,137,962	9,299,759	9,489,765

SHAREHOLDERS’ EQUITY
Preferred stock	—	—	—	—	—
Common stock	127,937	127,937	127,937	127,937	127,937
Capital surplus	108,559	108,478	110,217	110,297	110,902
Accumulated other comprehensive income	(26,883)	(16,998)	(12,559)	(29,493)	(13,730)
Retained earnings	968,408	960,740	953,566	950,094	940,726
Treasury stock	(215,782)	(202,269)	(197,014)	(190,138)	(183,640)

Total shareholders’ equity	962,239	977,888	982,147	968,697	982,195

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$10,329,167	10,226,765	10,120,109	10,268,456	10,471,960

(a)	As of December 31, 2004, the reserve for unfunded lending commitments has been reclassified from the allowance for loan losses. Amounts presented prior to December 31, 2004 have been reclassified to conform to the current presentation.

AVERAGE CONSOLIDATED BALANCE SHEETS (Unaudited) Fully-tax Equivalent Interest Rates and Interest Differential

FIRSTMERIT CORPORATION AND
SUBSIDIARIES	Three months ended			Year ended			Three months ended
(Dollars in thousands )	June 30, 2005			December 31, 2004			June 30, 2004
	Average		Average	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate	Balance	Interest	Rate
ASSETS
Cash and due from banks	$197,548			213,994			226,637
Investment securities and federal funds sold:
U.S. Treasury securities and U.S. Government agency obligations (taxable)	2,478,319	23,722	3.84%	2,602,317	97,037	3.73%	2,689,533	24,729	3.70%
Obligations of states and political subdivisions (tax exempt)	99,756	1,673	6.73%	103,402	7,311	7.07%	104,132	1,825	7.05%
Other securities and federal funds sold	255,743	3,037	4.76%	261,765	9,765	3.73%	260,990	2,324	3.58%

Total investment securities and federal funds sold	2,833,818	28,432	4.02%	2,967,484	114,113	3.85%	3,054,655	28,878	3.80%

Loans held for sale	54,409	804	5.93%	55,002	2,089	3.80%	63,244	633	4.03%
Loans	6,601,204	105,196	6.39%	6,493,472	383,905	5.91%	6,540,974	93,511	5.75%

Total earning assets	9,489,431	134,432	5.68%	9,515,958	500,107	5.26%	9,658,873	123,022	5.12%

Allowance for loan losses	(96,342)			(100,959)			(112,120)
Other assets	738,530			689,312			698,570

Total assets	$10,329,167			10,318,305			10,471,960

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits:
Demand — non-interest bearing	$1,470,673	—	—	1,398,112	—	—	1,402,273	—	—
Demand — interest bearing	834,708	1,230	0.59%	805,419	2,152	0.27%	814,718	503	0.25%
Savings and money market accounts	2,370,280	7,517	1.27%	2,473,728	19,145	0.77%	2,492,318	4,512	0.73%
Certificates and other time deposits	2,646,199	20,696	3.14%	2,762,975	81,540	2.95%	2,727,745	19,598	2.89%

Total deposits	7,321,860	29,443	1.61%	7,440,234	102,837	1.38%	7,437,054	24,613	1.33%

Securities sold under agreements to repurchase	1,385,644	10,624	3.08%	1,447,629	26,259	1.81%	1,589,014	6,271	1.59%
Wholesale borrowings	498,088	5,933	4.78%	307,867	17,494	5.68%	320,222	4,356	5.47%

Total interest bearing liabilities	7,734,919	46,000	2.39%	7,797,618	146,590	1.88%	7,944,017	35,240	1.78%

Other liabilities	161,336			139,046			143,475

Shareholders’ equity	962,239			983,529			982,195

Total liabilities and shareholders’ equity	$10,329,167			10,318,305			10,471,960

Net yield on earning assets	$9,489,431	88,432	3.74%	9,515,958	353,517	3.71%	9,658,873	87,782	3.66%

Interest rate spread			3.30%			3.38%			3.34%

Notes:	Interest income on tax-exempt securities and loans have been adjusted to a fully-taxable equivalent basis.

Nonaccrual loans have been included in the average balances.

FIRSTMERIT CORPORATION AND SUBSIDIARIES CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME

(Unaudited)	Quarters ended		Six months ended
(In thousands except per share data)	June 30,		June 30,
	2005	2004	2005	2004
Interest income:
Interest and fees on loans, including held for sale	$105,975	94,126	206,124	190,753
Interest and dividends on investment securities and federal funds sold	27,802	28,221	55,494	57,432

Total interest income	133,777	122,347	261,618	248,185

Interest expense:
Interest on deposits:
Demand-interest bearing	1,230	503	2,186	869
Savings and money market accounts	7,517	4,512	13,892	8,826
Certificates and other time deposits	20,696	19,598	41,296	41,229
Interest on securities sold under agreements to repurchase	10,624	6,271	19,465	12,409
Interest on wholesale borrowings	5,933	4,356	10,992	8,743

Total interest expense	46,000	35,240	87,831	72,076

Net interest income	87,777	87,107	173,787	176,109
Provision for loan losses	5,972	14,850	17,586	55,240

Net interest income after provision for loan losses	81,805	72,257	156,201	120,869

Other income:
Trust department income	5,684	5,696	11,189	11,052
Service charges on deposits	17,800	15,705	32,620	31,124
Credit card fees	10,523	9,546	19,934	18,210
ATM and other service fees	3,298	3,071	6,257	5,819
Bank owned life insurance income	3,024	3,083	6,098	6,209
Investment services and insurance	2,828	3,527	5,686	7,359
Manufactured housing income	40	5	142	150
Investment securities gains, net	(25)	1,412	1,847	1,482
Loan sales and servicing income	1,520	334	2,653	2,412
Other operating income	5,403	3,340	8,608	6,988

Total other income	50,095	45,719	95,034	90,805

Other expenses:
Salaries, wages, pension and employee benefits	41,351	39,139	80,744	78,200
Net occupancy expense	5,881	5,526	12,417	11,543
Equipment expense	3,002	3,323	6,187	6,858
Stationery, supplies and postage	2,484	2,577	4,945	5,289
Bankcard, loan processing and other costs	5,444	5,988	11,168	11,691
Professional services	3,843	3,977	5,993	7,123
Amortization of intangibles	222	222	445	445
Other operating expense	17,170	16,784	33,409	33,251

Total other expenses	79,397	77,536	155,308	154,400

Income before income tax expense	52,503	40,440	95,927	57,274
Federal income taxes	16,358	9,412	29,694	13,540

Net income	$36,145	31,028	66,233	43,734

Other comprehensive income (loss), net of taxes
Unrealized securities’ holding gains (losses), net of taxes	18,524	(54,037)	(4,059)	(31,163)
Minimum pension liability adjustment, net of taxes	—	—	(183)	—
Less: reclassification adjustment for securities’ gains (losses) realized in net income, net of taxes	(16)	917	1,201	963

Total other comprehensive income (loss), net of taxes	18,540	(54,954)	(5,443)	(32,126)

Comprehensive income (loss)	$54,685	(23,926)	60,790	11,608

Net income applicable to common shares	$36,145	31,028	66,233	43,734

Net income used in diluted EPS calculation	$36,152	31,035	66,247	43,748

Weighted average number of common shares outstanding — basic	83,603	84,809	83,849	84,789

Weighted average number of common shares outstanding — diluted	83,890	85,149	84,187	85,161

Basic earnings per share	$0.43	0.37	0.79	0.52

Diluted earnings per share	$0.43	0.36	0.79	0.51

Dividend per share	$0.27	0.26	0.54	0.52

Note: Certain prior year balances have been reclassified to conform to the current year presentation.
The accompanying notes are an integral part of the consolidated financial statements.

FIRSTMERIT CORPORATION AND SUBSIDIARIES CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME—LINKED QUARTERS

(Unaudited)
(Dollars in thousands, except share data)		Quarterly Results
	2005	2005	2004	2004	2004
	2nd Q	1st Q	4th Q	3rd Q	2nd Q
Interest and fees on loans, including held for sale	$105,975	100,149	98,792	96,374	94,126
Interest and dividends — securities and federal funds sold	27,802	27,692	26,590	27,454	28,221

Total interest income	133,777	127,841	125,382	123,828	122,347

Interest on deposits:
Demand-interest bearing	1,230	956	704	579	503
Savings and money market accounts	7,517	6,375	5,310	5,009	4,512
Certificates and other time deposits	20,696	20,600	20,463	19,848	19,598
Securities sold under agreements to repurchase	10,624	8,841	7,182	6,668	6,271
Wholesale borrowings	5,933	5,059	4,399	4,352	4,356

Total interest expense	46,000	41,831	38,058	36,456	35,240

Net interest income	87,777	86,010	87,324	87,372	87,107
Provision for loan losses	5,972	11,614	9,358	9,325	14,850

Net interest income after provision for loan losses	81,805	74,396	77,966	78,047	72,257

Other income:
Trust department income	5,684	5,505	5,315	5,228	5,696
Service charges on deposits	17,800	14,820	15,135	15,903	15,705
Credit card fees	10,523	9,411	9,937	9,581	9,546
ATM and other service fees	3,298	2,959	2,892	3,168	3,071
Bank owned life insurance income	3,024	3,074	3,113	2,992	3,083
Investment services and insurance	2,828	2,858	2,560	2,931	3,527
Manufactured housing income	40	102	10	5	5
Investment securities gains (losses), net	(25)	1,872	(4,508)	29	1,412
Loan sales and servicing income	1,520	1,133	2,033	1,630	334
Other operating income	5,403	3,205	2,915	2,611	3,340

Total other income	50,095	44,939	39,402	44,078	45,719

Other expenses:
Salaries, wages, pension and employee benefits	41,351	39,393	40,756	41,096	39,139
Net occupancy expense	5,881	6,536	5,468	5,546	5,526
Equipment expense	3,002	3,185	3,347	3,140	3,323
Stationery, supplies and postage	2,484	2,461	2,821	2,606	2,577
Bankcard, loan processing and other costs	5,444	5,724	6,355	6,261	5,988
Professional services	3,843	2,150	3,785	2,780	3,977
Amortization of intangibles	222	223	222	222	222
Other operating expense	17,170	16,239	17,525	15,599	16,784

Total other expenses	79,397	75,911	80,279	77,250	77,536

Income before income tax expense	52,503	43,424	37,089	44,875	40,440
Federal income taxes	16,358	13,336	8,720	13,764	9,412

Net income	$36,145	30,088	28,369	31,111	31,028

Other comprehensive income (loss), net of taxes	18,540	(23,983)	(823)	28,216	(54,954)

Comprehensive income (loss)	$54,685	6,105	27,546	59,327	(23,926)

Net income applicable to common shares	36,145	30,088	28,369	31,111	31,028

Adjusted net income used in diluted EPS calculation	36,152	30,095	28,377	31,119	31,035

Weighted-average common shares — basic	83,603	84,097	84,286	84,544	84,809

Weighted-average common shares — diluted	83,890	84,497	84,777	84,962	85,149

Basic net income per share	$0.43	0.36	0.34	0.36	0.37

Diluted net income per share	$0.43	0.36	0.33	0.37	0.36

Note: Certain prior year balances have been reclassified to conform to the current year presentation.

FIRSTMERIT CORPORATION AND SUBSIDIARIES ASSET QUALITY INFORMATION
(Unaudited, except December 31,2004 annual period which
   is derived from the audited financial statements)
(Dollars in thousands, except ratios)

	Quarterly Periods					Annual Period
	30-Jun	Mar 31	Dec 31	Sep 30	June 30	Dec 31
	2005	2005	2004	2004	2004	2004
Allowance for Credit Losses (a)
Allowance for loan losses, beginning of period (b)	$97,115	97,296	100,491	101,569	113,573	91,459
Allowance related to loans sold	—	—	—	—	(12,671)	(12,671)
Provision for loan losses	5,971	11,614	9,358	9,325	14,850	73,923
Charge-offs	15,422	16,740	17,873	16,119	21,341	78,999
Recoveries	5,144	4,945	5,320	5,716	7,158	23,584

Net charge-offs	10,278	11,795	12,553	10,403	14,183	55,415

Allowance for loan losses, end of period	$92,808	97,115	97,296	100,491	101,569	97,296

Reserve for unfunded lending commitments, beginning of period (b)	$6,479	5,774	5,619	5,992	6,688	6,094
Provision for credit losses	(694)	705	155	(373)	(696)	(320)

Reserve for unfunded lending commitments, end of period	$5,785	6,479	5,774	5,619	5,992	5,774

Allowance for Credit Losses	$98,593	103,594	103,070	106,110	107,561	103,070

Ratios (a) (b)

Provision for loan losses as a % of average loans	0.36%	0.73%	0.58%	0.57%	0.91%	1.13%
Provision for credit losses as a % of average loans	-0.04%	0.04%	0.01%	-0.02%	-0.04%	0.00%
Net charge-offs as a % of average loans	0.62%	0.74%	0.78%	0.64%	0.87%	0.85%
Allowance for loan losses as a % of period-end loans	1.40%	1.49%	1.51%	1.56%	1.56%	1.51%
Allowance for credit losses as a % of period-end loans	1.49%	1.59%	1.60%	1.64%	1.65%	1.60%
Allowance for loan losses as a % of nonperforming loans	208.74%	235.71%	240.14%	240.03%	247.10%	240.14%
Allowance for credit losses as a % of nonperforming loans	221.76%	251.44%	254.39%	253.45%	261.67%	254.39%

Asset Quality

Impaired loans:
Nonaccrual	$38,124	34,207	33,831	33,812	33,080	33,831
Other nonperforming loans:
Nonaccrual	6,336	6,994	6,685	8,054	8,025	6,685

Total nonperforming loans	44,460	41,201	40,516	41,866	41,105	40,516

Other real estate (“ORE”)	9,525	5,502	5,375	5,923	7,714	5,375

Total nonperforming assets (“NPAs”)	$53,985	46,703	45,891	47,789	48,819	45,891

NPAs as % of period-end loans + ORE	0.82%	0.71%	0.71%	0.74%	0.75%	0.71%

Past due 90 days or more & accruing interest	$17,969	22,899	20,703	30,882	18,387	20,703

(a)	The allowance for credit losses is the sum of the allowance for loan losses and the reserve for unfunded lending commitments.

(b)	As of December 31, 2004, the reserve for unfunded lending commitments has been reclassified from the allowance for loan losses. Amounts presented prior to December 31, 2004 have been reclassified to conform to the current presentation.

FIRSTMERIT CORPORATION NONINTEREST INCOME AND NONINTEREST EXPENSE DETAIL
(Unaudited)
(Dollars in thousands)

	2005	2005	2004	2004	2004
QUARTERLY OTHER INCOME DETAIL	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr
Trust department income	$5,684	5,505	5,315	5,228	5,696
Service charges on deposits	17,800	14,820	15,135	15,903	15,705
Credit card fees	10,523	9,411	9,937	9,581	9,546
ATM and other service fees	3,298	2,959	2,892	3,168	3,071
Bank owned life insurance income	3,024	3,074	3,113	2,992	3,083
Investment services and insurance	2,828	2,858	2,560	2,931	3,527
Manufactured housing income	40	102	10	5	5
Investment securities gains (losses), net	(25)	1,872	(4,508)	29	1,412
Loan sales and servicing income	1,520	1,133	2,033	1,630	334
Other operating income	5,403	3,205	2,915	2,611	3,340

Total Other Income	$50,095	44,939	39,402	44,078	45,719

	2005	2005	2004	2004	2004
QUARTERLY OTHER EXPENSES DETAIL	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr
Salaries, wages, pension and employee benefits	$41,351	39,393	40,756	41,096	39,139
Net occupancy expense	5,881	6,536	5,468	5,546	5,526
Equipment expense	3,002	3,185	3,347	3,140	3,323
Taxes, other than federal income taxes	880	735	908	1,387	1,406
Stationery, supplies and postage	2,484	2,461	2,821	2,606	2,577
Bankcard, loan processing and other costs	5,444	5,724	6,355	6,261	5,988
Advertising	3,182	1,244	2,984	1,807	1,554
Professional services	3,843	2,150	3,785	2,780	3,977
Telephone	1,095	1,119	1,204	1,146	1,221
Amortization of intangibles	222	223	222	222	222
Other operating expense	12,013	13,141	12,429	11,259	12,603

Total Other Expenses	$79,397	75,911	80,279	77,250	77,536

FIRSTMERIT CORPORATION AND SUBSIDIARIES ALLOWANCE FOR LOAN LOSSES — Net Charge-off Detail

(Unaudited)
(Dollars in thousands)	Quarters ended		Six months ended
	June 30,		June 30,
	2005	2004	2005	2004
Allowance for loan losses — beginning of period (a)	$97,115	113,573	97,296	91,459
Loans charged off:
Commercial	4,502	9,112	8,653	17,962
Mortgage	415	188	682	292
Installment	6,514	8,135	14,057	18,222
Home equity	571	542	1,323	1,327
Credit cards	2,662	2,941	5,082	5,696
Manufactured housing	—	27	—	313
Leases	758	396	2,365	1,195

Total	15,422	21,341	32,162	45,007

Recoveries:
Commercial	1,184	2,466	2,212	3,364
Mortgage	52	7	107	32
Installment	2,580	3,194	5,305	6,041
Home equity	318	306	611	681
Credit cards	734	791	1,310	1,474
Manufactured housing	147	255	355	677
Leases	129	139	189	279

Total	5,144	7,158	10,089	12,548

Net charge-offs	10,278	14,183	22,073	32,459

Allowance related to loans sold	—	(12,671)	—	(12,671)
Provision for loan losses	5,971	14,850	17,585	55,240

Allowance for loan losses — end of period	$92,808	101,569	92,808	101,569

Average loans outstanding	$6,601,204	6,540,974	6,546,926	6,533,061
Ratio to average loans:
(Annualized) net charge-offs	0.62%	0.87%	0.68%	1.00%

Provision for loan losses	0.36%	0.91%	0.54%	1.70%

Loans outstanding — period-end	$6,611,011	6,520,001	6,611,011	6,520,001

Allowance for loan losses:
As a percent of period-end loans outstanding	1.40%	1.56%	1.40%	1.56%

As a multiple of (annualized) net charge-offs	2.25	1.78	2.09	1.56

As a multiple of (annualized) net charge-offs and allowance related to loans sold	2.25	1.46	2.09	1.30

(a)	As of December 31, 2004, the reserve for unfunded lending commitments has been reclassified from the allowance for loan losses to other liabilities. Amounts presented prior to December 31, 2004 have been reclassified to conform to the current presentation.